UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(Address of principal executive offices and zip code)

(405) 600-0711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2011, GMX Resources Inc. (“GMXR”) closed its previously announced acquisition of oil and gas leases for undeveloped acreage located in the Montana and North Dakota Bakken/Sanish-Three Forks formation pursuant to a purchase and sale agreement (the “Purchase Agreement”), dated January 13, 2011, between GMXR and Retamco Operating, Inc. (the “Seller”).

In connection with the closing under the Purchase Agreement, GMXR and the Seller entered into a registration rights agreement (the “Registration Rights Agreement”). The registration rights agreement provides that GMXR will use its best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense to file, within 30 days following the closing date, a shelf registration statement on Form S-3 or such other form under the Securities Act of 1933 then available to GMXR, providing for the resale of the registrable shares. GMXR has also agreed to use its best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense to cause the shelf registration statement to be declared effective by the SEC. GMXR has agreed to maintain the effectiveness of the shelf registration statement until the earlier of (i) end of the date three years from the date of its effectiveness and (ii) when the holders no longer hold registrable shares. The registration rights agreement contains other customary terms and conditions, including indemnification by GMXR.

A copy of the Registration Rights Agreement is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On February 28, 2011, GMXR issued 2,268,971 shares of GMXR common stock, par value $0.001 per share (the “Common Stock”) to the Seller as consideration for the assets acquired by GMXR pursuant to the Purchase Agreement This issuance of Common Stock to an accredited investor was effected pursuant to Section 4(2) of the Securities Act of 1933.

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 28, 2011, GMXR issued a press release regarding the exercise by the underwriters of an over-allotment option to acquire an additional 1,098,518 shares of GMXR common stock. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

10.1	Registration Rights Agreement, dated February 28, 2011, between GMX Resources Inc and Retamco Operating Inc.

99.1	Press Release dated February 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: March 2, 2011	By:	/s/ James A. Merrill
		Name:	James A. Merrill
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Registration Rights Agreement, dated February 28, 2011, between GMX Resources Inc and Retamco Operating Inc.

99.1	Press Release dated February 28, 2011.